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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 31, 2000


                              SUNTERRA CORPORATION
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             (Exact name of registrant as specified in its charter)


          MARYLAND                    000-21193                  95-4582157
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                             1781 PARK CENTER DRIVE
                             ORLANDO, FLORIDA 32835
                               "WWW.SUNTERRA.COM"
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                    (Address of principal executive offices)


                                  407-532-1000
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              (Registrant's telephone number, including area code)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

       On May 31, 2000, Sunterra Corporation, a Maryland corporation (the "Company"), and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code. The petitions were filed in the United States Bankruptcy Court for the District of Maryland (Baltimore) (the "Chapter 11 cases"). A list of Debtors is attached hereto as Exhibit 99.1. The Chapter 11 cases have been consolidated and will be jointly administered under Case No. 00-5-6931-55-JS.

       On May 31, 2000, the Bankruptcy Court approved the various motions of the Debtors for authority to, among other things, pay the pre-petition salaries, wages and benefits of their employees, pay certain other pre-petition indebtedness including homeowner association dues, pay the fees, costs, expenses and disbursements of professionals retained by the Debtors or any statutory committees subsequently appointed in the Chapter 11 cases, on a monthly, interim basis, and pay prospective fees and expenses owed to the lender under the debtor-in-possession financing facility described below. The Bankruptcy Court also entered an order approving, on an interim basis, a $25 million debtor-in-possession financing facility entered into with Ableco Finance LLC (the "Lender"), an affiliate of Ceberus Capital Management LP and Gabriel Capital Group. Subject to satisfactory completion of other conditions, including further due diligence by the Lender and Bankruptcy Court approval, the Lender has agreed to expand the facility to $53 million.

       No trustee, examiner with extended powers, receiver, fiscal agent or similar officer has been appointed with regard to the Debtors, which continue to operate as debtors in possession under the Bankruptcy Code.

       Related press releases issued on May 31, 2000 are attached hereto as Exhibits 99.2 and 99.3 and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

    (c) Exhibits

        EXHIBIT NO.           DESCRIPTION                             PAGE NO.

            99.1          List of Debtors                                4
            99.2          Press release issued May 31, 2000.             5
            99.3          Press release issued May 31, 2000              7

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SUNTERRA CORPORATION
                                               (Registrant)


Date June 2, 2000                               By: /s/ RICHARD GOODMAN
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                                                    Richard Goodman
                                                    Executive Vice President and
                                                    Chief Financial Officer